Exhibit 10.1

NEUTRON HOLDINGS, INC. 2017 STOCK INCENTIVE PLAN
1.    Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business. This Plan permits the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock and Restricted Stock Units.
2.    Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.
(a)    “Administrator” means the Board or any of the Committees appointed to administer the Plan in accordance with Section 4 below.
(b)    “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.
(c)    “Award” means, individually or collectively, the grant under the Plan of Options, Restricted Stock or Restricted Stock Units.
(d)    “Award Agreement” means the written or electronic agreement evidencing and setting forth the terms and conditions of each Award granted under the Plan, including any amendments thereto.
(e)    “Board” means the Board of Directors of the Company.
(f)    “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Corporate Transaction or a Change in Control, such definition of “Cause” shall not apply until a Corporate Transaction or a Change in Control actually occurs.

(g)    “Change in Control” means a change in ownership or control of the Company effected through any of the following events:
(i)    Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company, except that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control; or
(ii)    Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or
(iii)    Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.
Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a “change in control event” within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.
Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
(i)    “Code” means the Internal Revenue Code of 1986, as amended.

(j)    “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.
(k)    “Common Stock” means the voting common stock of the Company.
(l)    “Company” means Neutron Holdings, Inc., a Delaware corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.
(m)    “Consultant” means any natural person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) engaged by the Company or any Related Entity to render bona fide consulting or advisory services to the Company or such Related Entity, provided that such services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly or indirectly promote or maintain a market for the Company’s securities.
(n)    “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3)-month period.
(o)    “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:
(i)    a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;
(ii)    the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)    the complete liquidation or dissolution of the Company;
(iv)    any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction; or
(v)    acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.
(p)    “Director” means a member of the Board or the board of directors of any Related Entity.
(q)    “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.
(r)    “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.
(s)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(t)    “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i)    If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation the NASDAQ Global Select

Market, the NASDAQ Global Market or the NASDAQ Capital Market of the NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii)    If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(iii)    In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith and in a manner consistent with Applicable Laws.
(u)    “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.
(v)    “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons (or the Grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.
(w)    “Incentive Stock Option” means an Option that qualifies as an incentive stock option within the meaning of Section 422 of the Code.
(x)    “Non-Qualified Stock Option” means an Option that does not qualify as an Incentive Stock Option.
(y)    “Officer” means a person who is an officer of the Company or a Related Entity, within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(z)    “Option” means an option to purchase Shares granted pursuant to an Award Agreement under the Plan.

(aa)    “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(bb)    “Participant” means the holder of an outstanding Award.
(cc) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.
(dd)    “Plan” means this 2017 Stock Incentive Plan.
(ee)    “Post-Termination Exercise Period” means the period specified in the Award Agreement of not less than thirty (30) days commencing on the date of termination (other than termination by the Company or any Related Entity for Cause) of the Grantee’s Continuous Service, or such longer period as may be applicable upon death or Disability.
(ff)    “Registration Date” means the first to occur of (i) the closing of the first sale to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, of (A) the Common Stock or (B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a Corporate Transaction in exchange for or in substitution of the Common Stock; or (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, on or prior to the date of consummation of such Corporate Transaction.
(gg)    “Related Entity” means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Subsidiary of the Company holds a controlling interest, directly or indirectly, through one or more intermediaries.
(hh)    “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 9 of the Plan or issued pursuant to the “early exercise” of an Option.
(ii)    “Restricted Stock Unit” means a bookkeeping entry representing the economic equivalent of one Share, granted pursuant to Section 10 below. Each Restricted Stock Unit represents and unfunded and unsecured obligation of the Company.
(jj)    “Share” means a share of the Common Stock.
(kk)    “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.    Stock Subject to the Plan.
(a)    Subject to the provisions of Section 12 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 5,111,090,530 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.
(b)    Any Share covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares shall become available for future grant under the Plan. Any Shares covered by an Award which are surrendered: (i) in payment of the Award exercise price (including pursuant to the “net exercise” of an option pursuant to Section 7(b)(vi)); or (ii) in satisfaction of tax withholding obligations related to an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator. To the extent an Award is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing, and subject to adjustment as provided in Section 12 below, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate number specified in Section 3(a).
4.    Administration of the Plan.
(a)    Plan Administrator. With respect to grants of all Awards, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.
(b)    Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to Directors, Officers, Consultants, and Employees who are neither Directors nor Officers.
(c)    Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:
(i)    to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;
(ii)    to determine whether and to what extent Awards are granted hereunder;

(iii)    to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;
(iv)    to approve forms of Award Agreements for use under the Plan;
(v)    to determine the terms and conditions of any Award granted hereunder;
(vi)    to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;
(vii)    to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee;
(viii)    to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan; and
(ix)    to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.
The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.
(d)    Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.
5.    Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.
6.    Terms and Conditions of Awards.
(a)    Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) cash, (ii) Shares, or (iii) an Award with its grant, exercise, purchase, vesting, settlement or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions.
(b)    Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. In the event that the Code or the regulations promulgated thereunder are amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
(c)    Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

(d)    Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.
(e)    Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise or settlement of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.
(f)    Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.
(g)    Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of an Option prior to full vesting of the Option. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.
(h)    Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of Options shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.
(i)    Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator by gift or pursuant to a domestic relations order to members of the Grantee’s Immediate Family. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(j)    Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.
7.    Award Exercise or Purchase Price, Consideration and Taxes.
(a)    Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:
(i)    In the case of an Incentive Stock Option:
(A)    granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or
(B)    granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(ii)    In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(iii)    Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d) above, the exercise price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.
(b)    Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award, including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:
(i)    cash;
(ii)    check;
(iii)    delivery of Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate (but only to the extent that the acceptance or terms of the promissory note would not violate Applicable Laws);
(iv)    surrender of Shares held for the requisite period, if any, necessary to avoid a charge to the Company’s earnings for financial reporting purposes, or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;
(v)    with respect to Options, if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction;
(vi)    with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the exercise price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares);
(vii)    services rendered to the Company or any Related Entity; or
(viii)    any combination of the foregoing methods of payment.
The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(c)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.
(c)    Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise, vesting or settlement of an Award the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the applicable tax withholding obligations incident to the exercise, vesting or settlement of an Award (reduced to the lowest whole number of Shares if such number of Shares withheld might result in withholding a fractional Share with any remaining tax withholding settled in cash).
8.    Exercise of Option.
(a)    Procedure for Exercise; Rights as a Stockholder.
(i)    Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii)    An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v).
(b)    Exercise of Option Following Termination of Continuous Service. In the event of termination of a Grantee’s Continuous Service for any reason other than Disability or death (but not in the event of a Grantee’s change of status from Employee to Consultant or from Consultant to Employee), such Grantee may, but only during the Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Option as set forth in the Award Agreement), exercise the portion of the Grantee’s Option that was vested at the date of such termination or such other portion of the Grantee’s Option as may be determined by the Administrator. The Grantee’s Award Agreement may provide that upon the termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Option shall terminate concurrently with the termination of Grantee’s Continuous Service. In the event of a Grantee’s change of status from Employee to Consultant, an Employee’s Incentive Stock Option shall convert automatically to a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change of status. To the extent that the Grantee’s Option was unvested at the date of termination, or if the Grantee does not exercise the vested portion of the Grantee’s Option within the Post-Termination Exercise Period, the Option shall terminate.
(c)    Disability of Grantee. In the event of termination of a Grantee’s Continuous Service as a result of his or her Disability, such Grantee may, but only within twelve (12) months from the date of such termination (or such longer period as specified in the Award Agreement but in no event later than the expiration date of the term of such Option as set forth in the Award Agreement), exercise the portion of the Grantee’s Option that was vested at the date of such termination; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Non-Qualified Stock Option on the day three (3) months and one (1) day following such termination. To the extent that the Grantee’s Option was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Option within the time specified herein, the Option shall terminate.
(d)    Death of Grantee. In the event of a termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the death of the Grantee during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the Grantee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the portion of the Grantee’s Option that was vested as of the date of termination, within twelve (12) months from the date of death (or such longer period as specified in the Award Agreement but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). To the extent that, at the time of death, the Grantee’s Option was unvested, or if the Grantee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the vested portion of the Grantee’s Option within the time specified herein, the Option shall terminate.
(e)    Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in this Section 8 is prevented by the provisions of Section 11 below, the Option shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Option is exercisable, but in any event no later than the expiration of the term of such Option as set forth in the Award Agreement and only in a manner and to the extent permitted under Code Section 409A.
(f)    Compliance with Code Section 409A. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.
9.    Restricted Stock.
(a)    Grant of Restricted Stock. Subject to the terms of the Plan, the Administrator may grant Shares of Restricted Stock to Employees, Consultants and Directors in such amounts as the Administrator, in its sole discretion, will determine.
(b)    Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.
(c)    Transferability. Except as provided in this Section 9 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.
(d)    Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.
(e)    Removal of Restrictions. Except as otherwise provided in this Section 9, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)    Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
(g)    Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.
(h)    Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.
10.    Restricted Stock Units.
(a)    Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Grantee in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.
(b)    Payment for Restricted Stock Units. No cash consideration shall be required of the Grantee in connection with the grant of Restricted Stock Units.
(c)    Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Grantee. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.
(d)    Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Grantee will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.
(e)    Voting and Dividend Rights. The holders of Restricted Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Restricted Stock Units granted under the Plan may, at the discretion of the Administrator, carry with them a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Restricted Stock Unit is outstanding. Dividend equivalents may be converted into additional Restricted Stock Units. Settlement of dividend equivalents may be made in the form of cash, Shares, or a combination thereof. Prior to distribution, any dividend equivalents that are not paid shall be subject to the same conditions and restrictions as the Restricted Stock Units to which they attach.
(f)    Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both. The actual number of Restricted Stock Units eligible for settlement may be larger or smaller than the number included in the original award, based on predetermined performance factors. Vested Restricted Stock Units shall be settled in such manner and at such time(s) as specified in the Award Agreement. Until Restricted Stock Units are settled, the number of Shares represented by such Restricted Stock Units shall be subject to adjustment pursuant to Section 12.
(g)    Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.
11.    Conditions Upon Issuance of Shares.
(a)    If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, purchase, vesting, settlement or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.
(b)    As a condition to the receipt of any shares subject to an Award, the Company may require the Participant to represent and warrant at such time that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.
12.    Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company and Section 13 below, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise price of each such outstanding Award, any repurchase price that applies to Shares pursuant to the terms of a Company repurchase right under an Award Agreement, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for: (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Shares, or similar transaction affecting the Shares; (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator shall also, make such adjustments described as provided in this Section 12 or substitute, exchange or grant Awards to effect such adjustments (collectively “adjustments”). Any such adjustments to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Options or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.
13.    Corporate Transactions and Changes in Control.
(a)    In the event of a Corporate Transaction or Change in Control, each outstanding Award will be treated as the Administrator determines in its discretion (subject to the provisions of the following paragraph) without a Grantee’s consent, including, without limitation, that (i) Awards will be Assumed (as defined below), or substantially equivalent Awards will be substituted, by the acquiring or succeeding entity (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares, exercise prices, and purchase prices; (ii) upon written notice to a Participant, that the Award will terminate upon or immediately prior to the consummation of such Corporate Transaction or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, payable, settled, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such Corporate Transaction or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such Corporation Transaction or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization or settlement of the Grantee’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Grantee’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination or none of the foregoing. In taking any of the actions permitted under this Section 13, the Administrator will not be obligated to treat all Awards, all Awards held by a Grantee, or all Awards of the same type, similarly.
(b)    Except as provided otherwise in an Award Agreement, in the event that the successor entity does not Assume or substitute for the Award (or portion thereof), the Grantee will fully vest in and have the right to exercise all of his or her outstanding Options, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met. In addition, if an Option is not assumed or substituted in the event of a Corporate Transaction or Change in Control, the Administrator will notify the Grantee in writing or electronically that the Option will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option will terminate upon the expiration of such period.
(c)    For the purposes of this Section 13, an Award will be considered “Assumed” if, following the Corporate Transaction or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Corporate Transaction or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Corporate Transaction or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, if such consideration received in the Corporate Transaction or Change in Control is not solely common stock of the successor entity or its Parent, the Administrator may, with the consent of the successor entity, provide for the consideration to be received upon the exercise of an Option or upon the payout of a Restricted Stock Unit, for each Share subject to such Award, to be solely common stock of the successor entity or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Corporate Transaction or Change in Control.
(d)    Notwithstanding anything in this Section 13 to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered Assumed if the Company or its successor modifies any of such performance goals without the Grantee’s consent; provided, however, a modification to such performance goals only to reflect the successor entity’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.
(e)    Notwithstanding anything in this Section 13 to the contrary, if a payment under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the Award Agreement does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.
14.    Repurchase Rights. If the provisions of an Award Agreement grant to the Company the right to repurchase Shares upon termination of the Grantee’s Continuous Service, the Award Agreement shall (or may, with respect to Awards granted or issued to Officers, Directors or Consultants) provide that the right to repurchase must be exercised, if at all, within twelve (12) months of the termination of the Grantee’s Continuous Service. In addition, the right to repurchase Shares, other than a right to repurchase under which Shares may be repurchased at the original purchase price, shall terminate on the Registration Date.
15.    Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 20 below, and Applicable Laws, Awards may be granted under the Plan upon it becoming effective.
16.    Amendment, Suspension or Termination of the Plan.
(a)    The Board may at any time amend, suspend or terminate the Plan; provided, however, that any amendment to the Plan to provide for Awards other than Options must be approved by the founders of the Company who own Common Stock at the time of such amendment. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.
(b)    No Award may be granted during any suspension of the Plan or after termination of the Plan.
(c)    No suspension or termination of the Plan (including termination of the Plan under Section 15 above) shall adversely affect any rights under Awards already granted to a Grantee.
17.    Reservation of Shares.
(a)    The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
(b)    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
18.    No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or a Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.
19.    No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Pension Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

20.    Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. Any Award exercised before stockholder approval is obtained shall be rescinded if stockholder approval is not obtained within the time prescribed, and Shares issued on the exercise of any such Award shall not be counted in determining whether stockholder approval is obtained.
21.    Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.
22.    Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
23.    Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of Awards otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Amendment to Neutron Holdings 2017 Stock Incentive Plan
Neutron Holdings 2017 Stock Incentive Plan, pursuant to Section 16 thereof, is hereby amended as follows:
1.    Section 3 of the Plan be and hereby is amended by increasing the maximum number of shares of Common Stock, reserved under the Plan for Awards (as defined in the Plan) from 3,185,130 shares to 4,209,275 shares.
Date Amended:           March 6, 2017
Amendment to Neutron Holdings 2017 Stock Incentive Plan
Neutron Holdings 2017 Stock Incentive Plan, pursuant to Section 16 thereof, is hereby amended as follows:
1.    Section 3 of the Plan be and hereby is amended by increasing the maximum number of shares of Common Stock, reserved under the Plan for Awards (as defined in the Plan) from 420,927,500* shares to 712,278,013 shares.
*Reflects 100-for-1 forward stock split on March 29, 2018
Date Amended:           July 3, 2018
Amendment to Neutron Holdings 2017 Stock Incentive Plan
Neutron Holdings 2017 Stock Incentive Plan, pursuant to Section 16 thereof, is hereby amended as follows:
1.    Section 3 of the Plan be and hereby is amended by increasing the maximum number of shares of Common Stock, reserved under the Plan for Awards (as defined in the Plan) from 712,278,013 shares to 925,940,013 shares.
Date Amended:           October 29, 2018

Amendment to Neutron Holdings 2017 Stock Incentive Plan
Neutron Holdings 2017 Stock Incentive Plan, pursuant to Section 16 thereof, is hereby amended as follows:
1.    Section 3 of the Plan be and hereby is amended by increasing the maximum number of shares of Common Stock, reserved under the Plan for Awards (as defined in the Plan) from 925,940,013 shares to 1,125,940,013 shares.
Date Amended:           November 21, 2018
Amendment to Neutron Holdings 2017 Stock Incentive Plan
Neutron Holdings 2017 Stock Incentive Plan, pursuant to Section 16 thereof, is hereby amended as follows:
1.    Section 3 of the Plan be and hereby is amended by increasing the maximum number of shares of Common Stock, reserved under the Plan for Awards (as defined in the Plan) from 1,125,940,013 shares to 1,644,435,932 shares.
Date Amended:           January 24, 2019
Restatement of Neutron Holdings 2017 Stock Incentive Plan
Neutron Holdings 2017 Stock Incentive Plan, pursuant to Section 16 thereof, is hereby restated to remove various inoperative and inapplicable provisions.
Date Restated: February 27, 2019
Amendment to Neutron Holdings 2017 Stock Incentive Plan
Neutron Holdings 2017 Stock Incentive Plan, pursuant to Section 16 thereof, is hereby amended as follows:
1.    The Plan was amended to permit the grant of Restricted Stock and Restricted Stock Units.
Date Amended:           November 26, 2019

Amendment to Neutron Holdings 2017 Stock Incentive Plan
Neutron Holdings 2017 Stock Incentive Plan, pursuant to Section 16 thereof, is hereby amended as follows:
1.    Section 3 of the Plan be and hereby is amended by increasing the maximum number of shares of Common Stock, reserved under the Plan for Awards (as defined in the Plan) from 1,644,435,932 shares to 4,387,649,107 shares.
Date Amended:           May 6, 2020
Amendment to Neutron Holdings 2017 Stock Incentive Plan
Neutron Holdings 2017 Stock Incentive Plan, pursuant to Section 16 thereof, is hereby amended as follows:
1.    Section 3 of the Plan be and hereby is amended by increasing the maximum number of shares of Common Stock, reserved under the Plan for Awards (as defined in the Plan) from 4,387,649,107 shares to 5,111,090,530 shares.
Date Amended:           February 10, 2021
Amendment to Neutron Holdings 2017 Stock Incentive Plan
Neutron Holdings 2017 Stock Incentive Plan, pursuant to Section 16 thereof, is hereby amended as follows:
shares of Common Stock, reserved under the Plan for Awards (as defined in the Plan) from 5,111,090,530 shares to 6,111,090,530 shares.
Date Amended:           February 10, 2022
Amendment to Neutron Holdings 2017 Stock Incentive Plan
Neutron Holdings 2017 Stock Incentive Plan, pursuant to Section 16 thereof, is hereby amended as follows:
shares of Common Stock, reserved under the Plan for Awards (as defined in the Plan) from 6,111,090,530 shares to 7,164,990,530 shares.
Date Amended:           December 17, 2022

Amendment to Neutron Holdings 2017 Stock Incentive Plan
Neutron Holdings 2017 Stock Incentive Plan, pursuant to Section 16 thereof, is hereby amended as follows:
shares of Common Stock, reserved under the Plan for Awards (as defined in the Plan) from 7,164,990,530 shares to 8,439,990,530 shares.
Date Amended:           March 23, 2024
Amendment to Neutron Holdings 2017 Stock Incentive Plan
Neutron Holdings 2017 Stock Incentive Plan, pursuant to Section 16 thereof, is hereby amended as follows:
shares of Common Stock, reserved under the Plan for Awards (as defined in the Plan) from 8,439,990,530 shares to 9,639,990,530 shares.
Date Amended:           March 24, 2025

APPENDIX A
NEUTRON HOLDINGS, INC.
2017 STOCK INCENTIVE PLAN CALIFORNIA RIDER
(For California Residents Only)
This Appendix to the Neutron Holdings, Inc. 2017 Stock Incentive Plan (the “Plan”) shall have application only to Grantees who are residents of the State of California. Capitalized terms contained herein shall have the same meanings given to them in the Plan, unless otherwise provided in this Appendix. Notwithstanding any provision contained in the Plan to the contrary and to the extent required by applicable law, the following terms and conditions shall apply to all Awards granted to residents of the State of California, until such time as the Common Stock becomes a “listed security” under the Securities Act:
Section 1.    Awards shall be nontransferable other than by will or the laws of descent and distribution. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Administrator, in its discretion, may permit distribution of an Option to an inter vivos or testamentary trust in which the Option is to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to “immediate family” as that term is defined in Rule 16a-1(e) of the Exchange Act.
Section 2.    No Award may be granted to a resident of California more than ten (10) years after the earlier of the date of adoption of the Plan and the date the Plan is approved by the stockholders.
Section 3.    Any Award exercised by a person in California before stockholder approval is obtained shall be rescinded if stockholder approval is not obtained by the later of:
a.    within twelve (12) months before or after the Plan is adopted;
b.    prior to or within twelve (12) months of the granting of any Award or issuance of any share under the Plan in California; or
c.    but in no event later than the remaining term of the Award. Such shares shall not be counted in determining whether such approval is obtained.
Section 4.    The Company shall provide annual financial statements of the Company to each California resident holding an outstanding Award under the Plan. Such financial statements need not be audited and need not be issued to key employees whose duties at the Company assure them access to equivalent information. This Section 4 shall not apply provided the Plan complies with all conditions of Rule 701 of the Securities Act of 1933, as amended; provided, that for purposes of determining such compliance, any registered domestic partner shall be considered a “family member” in addition to the manner in which that term is defined in Rule 701.

NEUTRON HOLDINGS, INC.
2017 STOCK INCENTIVE PLAN
EXERCISE NOTICE
Neutron Holdings, Inc.
85 2nd Street, Suite 100
San Francisco, CA 94105
Attention: Corporate Secretary
1.    Exercise of Option. Effective as of today,, the undersigned (the “Grantee”) hereby elects to exercise the Grantee’s option (the “Option”) to purchase shares of the Common Stock (the “Shares”) of Neutron Holdings, Inc. (the “Company”) under and pursuant to the Company’s 2017 Stock Incentive Plan, as amended from time to time (the “Plan”) and the Notice of Stock Option Award dated (the “Notice”) and Stock Option Award Agreement (the “Option Agreement”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.
2.    Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions and the terms and conditions of this Exercise Notice. As a condition of exercising the Option, the Grantee hereby represents and warrants that:
(a)    The Shares are being acquired for investment purposes only for the Grantee’s own account, not as a nominee or agent, and not with a view to the resale or distribution of all or any part of the Shares. The Grantee is prepared to hold the Shares for an indefinite period and has no present intention of selling, granting any participating interest in, or otherwise distributing any of the Shares. The Grantee does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant a participating interest in, any of the Shares.
(b)    The Grantee understands that the Shares will not be registered or qualified under applicable U.S. federal, state or foreign securities laws on the ground that the sale provided for in this Exercise Notice is exempt from registration or qualification under applicable U.S. federal, state or foreign securities laws and that the Company’s reliance on such exemption is predicated on the Grantee’s representations set forth herein.
(c)    The Grantee understands that if the Company does not register with the U.S. Securities and Exchange Commission pursuant to Section 12 of the Exchange Act, or if a registration statement covering the Shares (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act) under the Securities Act is not in effect when the Grantee desires to sell the Shares, the Grantee may be required to hold the Shares indefinitely. The Grantee also acknowledges that the Grantee understands that any sale of the Shares which might be made by the Grantee in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of such rule.
1

(d)    The Grantee agrees to become a party to, be fully bound by, and subject to and comply with the provisions of that certain Call Option Agreement dated as of May 7, 2020, a copy of which will be provided in connection with this exercise, by executing Exhibit A thereto in connection with this exercise.
3.    Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.
The Grantee shall enjoy rights as a stockholder until such time as the Grantee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal. Upon such exercise, the Grantee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of the Option Agreement, and the Grantee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.
4.    Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, shall be satisfied by a method provided in Section 4 of the Option Agreement.
5.    Restrictions on Listing. The Grantee hereby agrees to be bound by all restrictions relating to the listing of the Shares on any secondary market, share marketplace, trading platform, bulletin board, quotation system, or the like, without the prior written consent of the Company.
6.    Restrictions on Disposition of Shares.
(a)    The Grantee agrees that in no event shall the Grantee make a disposition of any of the Shares, unless and until (i) the Grantee shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii) the Grantee shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration or qualification of such Shares under applicable U.S. federal, state or foreign securities laws or (B) appropriate action necessary for compliance with the applicable U.S. federal, state or foreign securities laws has been taken or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this section.
(b)    The Grantee may not transfer, assign, encumber or otherwise dispose of any Shares without the written consent of a duly authorized officer of the Company. Such approval will only be given in extremely limited, special circumstances. To request such approval, the Grantee must email [***]@li.me with the subject line “Stock Transfer Request.” As a condition of any such transfer, each transferee must agree in writing on a form prescribed by the Company to be bound by all of the restrictions imposed on the Shares to the same extent as they apply to the

Grantee. All approved transfers are subject to a US$5,000 transfer fee payable by the Grantee to reimburse the Company for the Company’s related legal expenses.
7.    Taxes. The Grantee agrees to satisfy all other applicable federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Grant Date or within one (1) year from the date the Shares were transferred to the Grantee.
8.    Restrictive Legends and Stop-Transfer Orders.
(a)    Legends. The Grantee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:
THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES. THE TRANSFER RESTRICTIONS SET FORTH IN SUCH OPTION AGREEMENT PROVIDE THAT, AMONG OTHER THINGS, (A) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF SUCH OPTION AGREEMENT, (B) THAT THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SECURITIES THAT DOES NOT COMPLY WITH SUCH TRANSFER RESTRICTIONS, AND (C) THAT THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE LISTED ON ANY SECONDARY MARKET OR TRADING PLATFORM WITHOUT THE COMPANY’S PRIOR WRITTEN CONSENT. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN

REQUEST FURNISH A COPY OF SUCH OPTION AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.
THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE BYLAWS OF THE COMPANY, WHICH INCLUDE, AMONG OTHER THINGS, RESTRICTIONS ON TRANSFER. COPIES OF THE BYLAWS OF THE COMPANY MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.
(b)    Stop-Transfer Notices. The Grantee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)    Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
9.    Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.
10.    Construction. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
11.    Administration and Interpretation. The Grantee hereby agrees that any question or dispute regarding the administration or interpretation of this Exercise Notice shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such a question or dispute by the Administrator shall be final and binding on all persons.

12.    Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.
13.    Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.
14.    Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.
15.    Entire Agreement. The Notice, the Plan and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:	Accepted by:
GRANTEE	NEUTRON HOLDINGS, INC.

Signature	By

Print Name	Print Name

Title

Address:	Address:

Date Received
6

NEUTRON HOLDINGS, INC.
2017 STOCK INCENTIVE PLAN
NOTICE OF STOCK OPTION AWARD
Grantee’s Name and Address:    «Name»
Address
City, State and Zip
You (the “Grantee”) have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the “Notice”), the Neutron Holdings, Inc. 2017 Stock Incentive Plan, as amended from time to time (the “Plan”) and the Stock Option Award Agreement (the “Option Agreement”) attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Award Number	« »

Date of Award	« »

Vesting Commencement Date	« »

Exercise Price per Share	« »

Total Number of Shares Subject to the Option (the “Shares”)	« »

Total Exercise Price	« »

Type of Option:	« »

Expiration Date:	« »

Post-Termination Exercise Period:
Vesting Schedule:
Subject to the Grantee’s Continuous Service and other limitations set forth in this Notice, the Plan and the Option Agreement, the Option may be exercised, in whole or part, in accordance with the following schedule:
According to Carta
During any authorized leave of absence, the vesting of the Shares shall be suspended after the leave of absence exceeds a period of ninety (90) days. Vesting of the Shares shall resume upon the Grantee’s termination of the leave of absence and return to Continuous Service. The Vesting Schedule of the Shares shall be extended by the length of the suspension.

In the event of termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Option shall terminate concurrently with the termination of the Grantee’s Continuous Service, except as otherwise determined by the Administrator.
IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Option Agreement.

NEUTRON HOLDINGS, INC. a Delaware corporation

By:

Title:
THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE COMPANY OR RELATED ENTITY TO WHICH THE GRANTEE PROVIDES SERVICES TO TERMINATE THE GRANTEE’S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE GRANTEE’S STATUS IS AT WILL.
The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement. The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan and the Option Agreement shall be resolved by the Administrator in accordance with Section 23 of the Option Agreement. The Grantee further agrees to the venue selection in accordance with Section 24 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated:	Signed:
« » Grantee

AWARD NUMBER: « »
NEUTRON HOLDINGS, INC.
2017 STOCK INCENTIVE PLAN
STOCK OPTION AWARD AGREEMENT
1.    Grant of Option. Neutron Holdings, Inc., a Delaware corporation (the “Company”), hereby grants to the Grantee (the “Grantee”) named in the Notice of Stock Option Award (the “Notice”), an option (the “Option”) to purchase the Total Number of Shares of Common Stock subject to the Option (the “Shares”) set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the “Exercise Price”) subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the “Option Agreement”) and the Company’s 2017 Stock Incentive Plan, as amended from time to time (the “Plan”), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.
If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, notwithstanding such designation, the Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to options designated as Incentive Stock Options which become exercisable for the first time by the Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares subject to such options shall be determined as of the grant date of the relevant option.
2.    Exercise of Option.
(a)    Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. Unless otherwise provided in this Agreement, the Option shall be subject to the provisions of Section 11 of the Plan relating to the exercisability or termination of the Option in the event of a Corporate Transaction or Change in Control and otherwise may not be exercised with respect any portion of the Option that has not vested in accordance with the Vesting Schedule set forth in the Notice. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.
(b)    Method of Exercise. The Option shall be exercisable by delivery of an exercise notice (a form of which is attached as Exhibit A) or by such other procedure as specified from time to time by the Administrator which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator. The exercise notice shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price and all applicable income and employment taxes required to be withheld. The Option shall be deemed to be exercised upon receipt by the Company of such notice accompanied by the Exercise Price and all applicable withholding taxes, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(d), below, to the extent such procedure is available to the Grantee at the time of exercise and such an exercise would not violate any Applicable Law.
(c)    Taxes. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax and employment tax withholding obligations, including, without limitation, such other tax obligations of the Grantee incident to the receipt of Shares. Upon exercise of the Option, the Company or the Grantee’s employer may offset or withhold (from any amount owed by the Company or the Grantee’s employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax withholding obligations. Furthermore, in the event of any determination that the Company has failed to withhold a sum sufficient to pay all withholding taxes due in connection with the Option, the Grantee agrees to pay the Company the amount of such deficiency in cash within five (5) days after receiving a written demand from the Company to do so, whether or not the Grantee is an employee of the Company at that time.
3.    Grantee’s Representations. The Grantee understands that neither the Option nor the Shares exercisable pursuant to the Option have been registered under the Securities Act of 1933, as amended or any United States securities laws. In the event the Shares purchasable pursuant to the exercise of the Option have not been registered under the Securities Act of 1933, as amended, at the time the Option is exercised, the Grantee shall, if requested by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.
4.    Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law:
(a)    cash;
(b)    check;
(c)    if the exercise occurs on or after the Registration Date, surrender of Shares held for the requisite period, if any, necessary to avoid a charge to the Company’s earnings for financial reporting purposes, or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised; or
(d)    if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.
5.    Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws. In addition, the Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company. If the exercise of the Option within the applicable time periods set forth in Section 6, 7 and 8 of this Option Agreement is prevented by the provisions of this Section 5, the Option shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Option is exercisable, but in any event no later than the Expiration Date set forth in the Notice.
6.    Termination or Change of Continuous Service. In the event the Grantee’s Continuous Service terminates, other than for Cause, the Grantee may, but only during the Post-Termination Exercise Period, exercise the portion of the Option that was vested at the date of such termination (the “Termination Date”). The Post-Termination Exercise Period shall commence on the Termination Date. In the event of termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Option shall, except as otherwise determined by the Administrator, terminate concurrently with the termination of the Grantee’s Continuous Service (also the “Termination Date”). In no event, however, shall the Option be exercised later than the Expiration Date set forth in the Notice. In the event of the Grantee’s change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and the Option shall continue to vest in accordance with the Vesting Schedule set forth in the Notice consistent with any minimum vesting requirements set forth in the Plan; provided, however, with respect to any Incentive Stock Option that shall remain in effect after a change in status from Employee to Director or Consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status. Except as provided in Sections 7 and 8 below, to the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the Post-Termination Exercise Period, the Option shall terminate.
7.    Disability of Grantee. In the event the Grantee’s Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months commencing on the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the Termination Date. To the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate. Section 22(e)(3) of the Code provides that an individual is permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.
8.    Death of Grantee. In the event of the termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the Grantee’s death during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the person who acquired the right to exercise the Option pursuant to Section 9 may exercise the portion of the Option that was vested at the date of termination within twelve (12) months commencing on the date of death (but in no event later than the Expiration Date). To the extent that the Option was unvested on the date of death, or if the vested portion of the Option is not exercised within the time specified herein, the Option shall terminate.
9.    Transferability of Option. The Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee. The Option, if a Non-Qualified Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that a Non-Qualified Stock Option may be transferred during the lifetime of the Grantee by gift or pursuant to a domestic relations order to members of the Grantee’s Immediate Family to the extent and in the manner determined by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Incentive Stock Option or Non-Qualified Stock Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator. Following the death of the Grantee, the Option, to the extent provided in Section 8, may be exercised (a) by the person or persons designated under the deceased Grantee’s beneficiary designation or (b) in the absence of an effectively designated beneficiary, by the Grantee’s legal representative or by any person empowered to do so under the deceased Grantee’s will or under the then applicable laws of descent and distribution. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.
10.    Term of Option. The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.
11.    Transfer Restrictions for Unvested Shares. The Shares sold to the Grantee hereunder may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Grantee, except in accordance the Company’s Right of First Refusal as set forth in Section 12. Any attempt to transfer Shares in violation of this Section 11 will be null and void and will be disregarded.
12.    Company’s Right of First Refusal.
(a)    Transfer Notice. Neither the Grantee nor a transferee (either being sometimes referred to herein as the “Holder”) shall sell, hypothecate, encumber or otherwise transfer any Shares or any right or interest therein without first complying with the provisions of this Section 12 or obtaining the prior written consent of the Company and provided further that such Shares are “Mature Shares” (which means that the Shares have been held by the Holder (and any successor Holder) for the requisite period, if any, necessary to avoid a charge to the Company’s earnings for financial reporting purposes). In the event the Holder desires to accept a bona fide third-party offer for any or all of the Shares, the Holder shall provide the Company with written notice (the “Transfer Notice”) of:
(i)    The name of the proposed transferee;
(ii)    The number of Shares to be transferred; and
(iii)    The proposed transfer price or value and terms thereof.
If the Holder proposes to transfer any Shares to more than one transferee, the Holder shall provide a separate Transfer Notice for the proposed transfer to each transferee. The Transfer Notice shall be signed by both the Holder and the proposed transferee and must constitute a binding commitment of the Holder and the proposed transferee for the transfer of the Shares to the proposed transferee subject to the terms and conditions of this Option Agreement.
(b)    Bona Fide Transfer. If the Company determines that the information provided by the Holder in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Holder written notice of the Holder’s failure to comply with the procedure described in this Section 12, and the Holder shall have no right to transfer the Shares without first complying with the procedure described in this Section 12. The Holder shall not be permitted to transfer the Shares if the proposed transfer is not bona fide.
(c)    Right of First Refusal. The Company shall have the right to purchase (the “Right of First Refusal”) all or less than all, of the Shares which are described in the Transfer Notice (the “Offered Shares”) in accordance with the applicable provisions of Article IX of the Company’s Amended and Restated Bylaws (or any successor provision) (as in effect from time to time, the “Bylaws”), provided, however, that if the Offered Shares are not Mature Shares then the Option Period shall be extended by the number of days necessary for the Offered Shares to become Mature Shares.
(d)    Assignment. Whenever the Company shall have the right to purchase Shares under this Right of First Refusal, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations, to exercise all or a part of the Company’s Right of First Refusal.
(e)    Termination of Right of First Refusal. The provisions of this Right of First Refusal shall terminate as to all Shares upon the Registration Date.
(f)    Additional Shares or Substituted Securities. In the event of any transaction described in Sections 10 or 11 of the Plan, any new, substituted or additional securities or other property which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Right of First Refusal, but only to the extent the Shares are at the time covered by such right.
13.    Restrictions on Disposition of Shares.
(a)    The Holder shall not make a disposition of any of the Shares, unless and until (i) the Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii) the Holder shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration or qualification of such Shares under applicable U.S. federal, state or foreign securities laws or (B) appropriate action necessary for compliance with the applicable U.S. federal, state or foreign securities laws has been taken or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this Section 13.
(b)    The Holder may not sell, assign, transfer, pledge, encumber or in any manner dispose of (“Transfer”) any Shares, whether voluntarily or by operation of law, or by gift or otherwise, other than by means of a “Permitted Transfer,” as such term is defined in Article XII of the Bylaws (such restrictions, the “Transfer Restrictions”). If a proposed Transfer is a Permitted Transfer, or the Holder is seeking to have the Transfer deemed a Permitted Transfer by the Board of Directors of the Company (the “Board”), the Holder must email [***]@li.me with the subject line “Stock Transfer Request” to request the Transfer, and, if applicable, that the Board approve the Transfer as a Permitted Transfer, such approval to be at the sole and absolute discretion of the Board. As a condition of any such Transfer, each transferee must agree in writing on a form prescribed by the Company to be bound by all of the restrictions imposed on the Shares to the same extent as they apply to the Holder. All approved transfers are subject to a US$5,000 transfer fee payable by the Holder to reimburse the Company for the Company’s related legal expenses.
14.    Restrictions on Listing. The Shares may not be listed on any secondary market, share marketplace, trading platform, bulletin board, quotation system, or the like, without the prior written consent of the Company (the “Listing Restrictions”).
15.    Escrow of Stock. For purposes of facilitating the enforcement of the provisions of this Option Agreement, the Grantee agrees, immediately upon receipt of the certificate(s) for the Shares, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit C, executed in blank by the Grantee and the Grantee’s spouse (if required for transfer) with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company, or their designee, to hold in escrow for so long as such Shares have not vested pursuant to the Vesting Schedule set forth in the Notice and are subject to the Company’s Right of First Refusal, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Option Agreement in accordance with the terms hereof. The Grantee hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Option Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. The Grantee agrees that the Restricted Shares may be held electronically in a book entry system maintained by the Company’s transfer agent or other third-party and that all the terms and conditions of this Section 15 applicable to certificated Restricted Shares will apply with the same force and effect to such electronic method for holding the Restricted Shares. The Grantee agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Subject to the provisions of any security agreement relating to Grantee’s purchase of the Shares, upon the vesting of Shares and termination of the Company’s Right of First Refusal, the escrow holder will, upon request, transmit to the Grantee the certificate evidencing such Shares.
16.    Additional Securities. Any securities or cash received (other than a regular cash dividend) as the result of ownership of the Shares (the “Additional Securities”), including, but not by way of limitation, warrants, options and securities received as a stock dividend or stock split, or as a result of any transaction described in Section 10 or 11 of the Plan, shall be subject to the same conditions and restrictions as the Shares with respect to which they were issued, including, without limitation, the Vesting Schedule set forth in the Notice, the Right of First Refusal, Transfer Restrictions, Listing Restrictions, and retained in escrow in the same manner as the Shares with respect to which they relate. The Grantee shall be entitled to direct the Company to exercise any warrant or option received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but the Grantee may not direct the Company to sell any such warrant or option. If Additional Securities consist of a convertible security, the Grantee may exercise any conversion right, and any securities so acquired shall constitute Additional Securities. In the event of any change in certificates evidencing the Shares or the Additional Securities by reason of any recapitalization, reorganization or other transaction that results in the creation of Additional Securities, the escrow holder is authorized to deliver to the issuer the certificates evidencing the Shares or the Additional Securities in exchange for the certificates of the replacement securities.
17.    Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Option Agreement, the Notice or the Plan, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
18.    Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
19.    Tax Consequences.
(a)    The Grantee may incur tax liability as a result of the Grantee’s purchase or disposition of the Shares. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

(b)    Notwithstanding the Company’s good faith determination of the Fair Market Value of the Company’s Common Stock for purposes of determining the Exercise Price Per Share of the Option as set forth in the Notice, the taxing authorities may assert that the Fair Market Value of the Common Stock on the Date of Award was greater than the Exercise Price Per Share. If designated in the Notice as an Incentive Stock Option, the Option may fail to qualify as an Incentive Stock Option if the Exercise Price Per Share of the Option is less than the Fair Market Value of the Common Stock on the Date of Award. In addition, under Section 409A of the Code, if the Exercise Price Per Share of the Option is less than the Fair Market Value of the Common Stock on the Date of Award, the Option may be treated as a form of deferred compensation and the Grantee may be subject to an acceleration of income recognition, an additional 20% tax, plus interest and possible penalties. In addition, the Company makes no representation that the Option will comply with Section 409A of the Code and makes no undertaking to prevent Section 409A of the Code from applying to the Option or to mitigate its effects on any deferrals or payments made in respect of the Option. The Grantee is encouraged to consult a tax adviser regarding the potential impact of Section 409A of the Code.
20.    Lock-Up Agreement.
(a)    Agreement. The Grantee, if requested by the Company and the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 200-day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter or longer period of time as the Lead Underwriter shall specify. The Grantee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject to the lock-up period until the end of such period. The Company and the Grantee acknowledge that each Lead Underwriter of a public offering of the Company’s stock, during the period of such offering and for the lock-up period thereafter, is an intended beneficiary of this Section 20.
(b)    No Amendment Without Consent of Underwriter. During the period from identification of a Lead Underwriter in connection with any public offering of the Company’s Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 20(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of this Section 20 may not be amended or waived except with the consent of the Lead Underwriter.
21.    Entire Agreement: Governing Law. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the

Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.
22.    Construction. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
23.    Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Option Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.
24.    Venue. The Company, the Grantee, and the Grantee’s assignees pursuant to Section 9 (the “parties”) agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for the Northern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of San Francisco) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 24 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.
25.    Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.
26.    Confidentiality. To the extent required by Applicable Law, the Company shall provide to the Grantee, during the period the Option is outstanding, copies of financial statements of the Company at least annually. The Grantee understands and agrees that such financial statements are confidential and shall not be disclosed by the Grantee, to any entity or person, for any reason, at any time, without the prior written consent of the Company, unless required by law.

If disclosure of such financial statements is required by law, whether through subpoena, request for production, deposition, or otherwise, the Grantee promptly shall provide written notice to Company, including copies of the subpoena, request for production, deposition, or otherwise, within five (5) business days of their receipt by the Grantee and prior to any disclosure so as to provide Company an opportunity to move to quash or otherwise to oppose the disclosure. Notwithstanding the foregoing, the Grantee may disclose the terms of such financial statements to his or her spouse or domestic partner, and for legitimate business reasons, to legal, financial, and tax advisors.
END OF AGREEMENT

NEUTRON HOLDINGS, INC.
2017 STOCK INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK UNIT AWARD
You (the “Grantee”) have been granted Restricted Stock Units (the “RSUs”) covering shares of the Common Stock of Neutron Holdings, Inc. (the “Company”), subject to the terms and conditions of the Company’s 2017 Stock Incentive Plan (the “Plan”), this Notice of Restricted Stock Unit Award (“Grant Notice”), and the attached Restricted Stock Unit Agreement (hereinafter “RSU Agreement”) under the Plan, as follows:

Name of Grantee:	According to Carta

Award Number:	According to Carta

Total Number of RSUs:	According to Carta

Date of Grant:	According to Carta

Expiration Date:	Seventh anniversary of the Date of Grant.

Vesting Commencement Date:	According to Carta

Vesting:
You will receive a benefit with respect to an RSU only if it vests. Two vesting requirements must be satisfied on or before the Expiration Date specified above in order for an RSU to vest – a time-based service requirement (the “Time-Based Requirement”) and a requirement that the Company complete one of the significant corporate transactions described below (the “Liquidity Event Requirement”). Your RSUs will not vest (in whole or in part) if only one (or if neither) of such requirements is satisfied on or before the Expiration Date. If both the Time-Based Requirement and the Liquidity Event Requirement are satisfied on or before the Expiration Date, the vesting date (“Vesting Date”) of an RSU will be the first date upon which both of those requirements are satisfied with respect to that particular RSU.

Time-Based Requirement:
The Time-Based Requirement will be satisfied with respect to 1/12th of the RSUs on the first Company Vesting Date (as defined below) following the Vesting Commencement Date, and with respect to the balance in a series of 11 successive equal quarterly installments on each Company Vested Date thereafter, provided that you remain in Continuous Service through each applicable date and subject to Section 2 of the RSU Agreement. For purposes hereof, “Company Vesting Date” shall mean each March 15, June 15, September 15 and December 15.

Liquidity Event Requirement:	The Liquidity Event Requirement will be satisfied (as to any then-outstanding RSUs that have not theretofore been terminated pursuant to Section 2 of the RSU Agreement) on the earliest to occur of: (a) an IPO, (b) a Direct Listing, or (c) a Sale Event.

Settlement:
Settlement of RSUs refers to the issuance of Shares (or, if applicable, cash) once the award is vested. If an RSU vests as a result of satisfaction of both applicable vesting requirements as described above, the Company will deliver one Share for that RSU, unless at the time of settlement the Board, in its sole discretion, determines that settlement shall, in whole or in part, be in the form of cash, based on the then fair market value of a Share. Following a Vesting Date, settlement shall occur no later than the later of (a) 2½ months following the end of the calendar year in which such Vesting Date occurs or (b) 2½ months following the end of the Company’s fiscal year in which such Vesting Date occurs (the last day of the longer of such 2½-month periods is referred to as the “Short-Term Deferral End Date”).

By signing below, you and the Company agree that the RSUs are granted under and governed by the terms and conditions of the Plan and the RSU Agreement, both of which are attached to and made a part hereof. You hereby acknowledge that the vesting of the RSUs pursuant to this Grant Notice is conditioned on the satisfaction of the Time-Based Requirement and the occurrence, on or before the Expiration Date, of an IPO, Direct Listing, or Sale Event. You shall have no right with respect to the RSUs to the extent an IPO, Direct Listing, or Sale Event does not occur on or before the Expiration Date (regardless of the extent to which the Time-Based Requirement was satisfied). Section 12 of the RSU Agreement includes important acknowledgements of the

Grantee. Capitalized terms not explicitly defined in this Grant Notice shall have the same definitions as in Section 13 of the RSU Agreement or the Plan.
You further agree to accept by email all documents relating to the Company, the Plan or the RSUs and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it will notify you by email. You acknowledge that you may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with your ability to access the documents.

GRANTEE	NEUTRON HOLDINGS, INC.

By:

Address:	Title:

THE RESTRICTED STOCK UNITS GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE SETTLEMENT THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.
NEUTRON HOLDINGS, INC.
2017 STOCK INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT
SECTION 1. GRANT OF RESTRICTED STOCK UNITS.
(a)    Grant. On the terms and conditions set forth in the Notice of Restricted Stock Unit Award (the “Grant Notice”) and this Agreement, the Company grants to you on the Date of Grant the number of RSUs set forth in the Grant Notice. Each RSU represents the right to receive one Share on the terms and conditions set forth in this Agreement.
(b)    Consideration. No payment is required for the RSUs that have been granted to you.
(c)    Nature of RSUs; No Rights as a Stockholder. Your RSUs are mere bookkeeping entries and represent only the Company’s unfunded and unsecured promise to issue Shares on a future date under specified conditions. As a holder of RSUs, you have no rights other than the rights of a general creditor of the Company. Your RSUs carry neither voting rights nor rights to cash dividends. You have no rights as a stockholder of the Company unless and until your RSUs are settled pursuant to Section 3 below.
(d)    Transfer Restrictions. Except as otherwise provided in this Agreement, the RSUs and any right to receive Shares upon settlement of the RSUs shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of, including pursuant to any short position, any “put equivalent position” (as defined in Rule 16a-1(h) promulgated under the Exchange Act), or any “call equivalent position” (as defined in Rule 16a-1(b) promulgated under the Exchange Act) by you prior to the settlement of the RSUs. However, you may designate a third party who, in the event of your death, shall thereafter be entitled to receive any distribution of Shares to which you were entitled at the time of your death pursuant to this Agreement by delivering a written beneficiary designation to the Company’s headquarters on the prescribed form before your death. If you deliver no such beneficiary designation or if your designated beneficiaries do not survive you, your estate will receive payments in respect of any vested RSUs.
(e)    Plan and Defined Terms. Your RSUs are granted pursuant to the Plan, a copy of which you acknowledge having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms not otherwise defined herein are defined in Section 13 of this Agreement or the Plan.
SECTION 2. VESTING.
(a)    Generally. The RSUs will vest in accordance with the vesting schedule set forth in the Grant Notice. You will receive a benefit with respect to an RSU only if both the Time-Based Requirement and the Liquidity Event Requirement are satisfied on or before the Expiration Date. Your RSUs will not vest (in whole or in part) if only one (or if neither) of such requirements is satisfied on or before the Expiration Date.
(b)    Termination of Service. If your Continuous Service terminates for any reason other than for Cause, all RSUs as to which the Time-Based Requirement has not been satisfied as of your termination date shall automatically terminate and be cancelled. If your Continuous Service terminates for Cause, all RSUs shall automatically terminate and be cancelled immediately. Upon your termination of Continuous Service, any RSUs as to which the Time-Based Requirement has been satisfied will (if an IPO, Direct Listing, or Sale Event had not yet occurred) remain outstanding until the earlier of: (i) the satisfaction of the Liquidity Event Requirement, or (ii) the Expiration Date. In case of any dispute as to whether your Continuous Service has terminated (and the Time-Based Requirement has been satisfied), the Board shall have sole discretion to determine whether such termination has occurred and the effective date of such termination.
(c)    Expiration of RSUs. If an IPO, Direct Listing, or Sale Event does not occur on or before the Expiration Date, all RSUs (regardless of whether or not, or to the extent which, the Time-Based Requirement had been satisfied as to such RSUs) shall automatically terminate and be cancelled upon such Expiration Date. Upon a termination of one or more RSUs pursuant to this Section 2, you will have no further right with respect to such RSUs or the Shares previously allocated thereto.
(d)    Part-Time Employment. If you commence working on a part-time basis, then subject to Applicable Laws, the Company may adjust the Time-Based Requirement set forth in the Grant Notice.
SECTION 3. SETTLEMENT OF RESTRICTED STOCK UNITS.
(a)    Settlement Date. Following a Vesting Date with respect to a particular RSU, the Company will deliver one Share for that RSU, unless at the time of settlement the Board, in its sole discretion, determines that settlement shall, in whole or in part, be in the form of cash, based on the then fair market value of a Share. Settlement shall occur within the Short-Term Deferral End Date (as defined in the Grant Notice) following the Vesting Date.
(b)    Form of Delivery. The form of any delivery of Shares (e.g., a stock certificate or electronic entry evidencing the Shares) shall be determined by the Company. The Company may in its discretion designated a brokerage firm to assist with the settlement of RSUs.

(c)    Legality of Issuance. No Shares shall be issued to you upon settlement of the RSUs unless and until the Company has determined that (i) you and the Company have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange or other securities market on which the Shares are listed has been satisfied; and (iii) any other applicable provision of federal, state or foreign law has been satisfied. The Company shall have no liability to issue Shares in respect of the RSUs unless it is able to do so in compliance with Applicable Laws.
SECTION 4. TAX MATTERS.
(a)    Withholding Taxes. No consideration will be paid to you in respect of this award unless you have made arrangements satisfactory to the Company and/or the Related Entity employing you (your “Employer”) for the payment of all applicable federal, State, local and foreign income and employment withholding taxes which arise in connection with the vesting and/or settlement of the RSUs (the “Withholding Taxes”). To the extent that you fail to make such arrangements with respect to certain RSUs, then you will permanently forfeit such RSUs. At the discretion of the Company, these arrangements may include (i) withholding from other compensation or amounts that are owed to you by your Employer; (ii) payment in cash, (iii) payment from the proceeds of the sale of Shares through a Company-approved broker if the Shares are publicly traded; or (iv) withholding a number of Shares that otherwise would be issued to you when the RSUs are settled with a fair market value equal to the amount required to be withheld. If the Withholding Taxes are satisfied pursuant to clause (iv), you will be deemed to have been issued the full number of Shares subject to the RSUs and the fair market value of the withheld Shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied to the Withholding Taxes and such amount will be remitted to appropriate tax authorities by the Company or your Employer. The Company will not withhold fractional shares pursuant to clause (iv), so if the Withholding Taxes are satisfied pursuant to clause (iv), you hereby authorize the Company or your Employer to withhold the amount of any remaining Withholding Taxes from your wages or other cash compensation.
(b)    Section 409A. The settlement of the RSUs is intended to be exempt from the application of Section 409A of the Code pursuant to the “short-term deferral exemption” in Treasury Regulation 1.409A-1(b)(4) and shall be administered and interpreted in a manner that complies with such exemption. To the extent that any provision of this Agreement is ambiguous as to its exemption from Section 409A of the Code, the provision shall be read in such a manner so that all payments hereunder are exempt from Section 409A of the Code. Notwithstanding the foregoing, if this award of RSUs is interpreted as not being exempt from Section 409A of the Code, it shall be interpreted to comply with the requirements of Section 409A of the Code so that this award is not subject to additional tax or interest under Section 409A of the Code. In this regard, if this award is payable upon your “separation from service” within the meaning of Section 409A(a)(2)(A)(i) of the Code (a “Separation”) and you are a “specified employee” of the Company or any affiliate thereof within the meaning of Section 409A(a)(2)(B)(i) of the Code on the date of your Separation, then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after your Separation, or (ii) your death, but only to the extent such delay is necessary so that this award is not subject to additional tax or interest under Section 409A of the Code.
(c)    Acknowledgements. You acknowledge that there will be tax consequences upon vesting and/or settlement of the RSUs and/or disposition of the Shares, if any, received hereunder, and you should consult a tax adviser regarding your tax obligations prior to such event. You acknowledge that the Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding your participation in the Plan or acquisition or sale of Shares subject to this award. You are hereby advised to consult with your own personal tax, legal, and financial advisors regarding your participation in the Plan. You further acknowledge that the Company (i) makes no representations or undertakings regarding the tax treatment of the award of RSUs, including but not limited to the grant, vesting, or settlement of the RSUs, the subsequent sale of Shares acquired pursuant to such RSUs, and the receipt of any dividends; and (ii) does not commit to and is under no obligation to structure the terms of the grant of the RSUs to reduce or eliminate your tax liability or achieve any particular tax result. You agree that the Company does not have a duty to design or administer the RSUs, the Plan or its other compensation programs in a manner that minimizes your tax liability. You shall not make any claim against the Company or its Board, officers, or employees related to tax matters arising from this award or your other compensation.
SECTION 5. RIGHT OF FIRST REFUSAL.
(a)    Transfer Notice. Neither you nor a Transferee (either being sometimes referred to herein as the “Holder”) shall sell, hypothecate, encumber or otherwise transfer any Shares acquired upon settlement of the RSUs or any right or interest therein without first complying with the provisions of this Section 5 or obtaining the prior written consent of the Company and provided further that such Shares have been held by the Holder (and any successor Holder) for the requisite period, if any, necessary to avoid adverse accounting consequences for the Company. In the event the Holder desires to accept a bona fide third-party offer for any or all of the Shares acquired upon settlement of the RSUs, the Holder shall provide the Company with written notice (the “Transfer Notice”) of: (i) the name of the proposed Transferee; (ii) the number of Shares to be transferred; and (iii) the proposed transfer price or value and terms thereof. If the Holder proposes to transfer any Shares acquired upon settlement of the RSUs to more than one Transferee, the Holder shall provide a separate Transfer Notice for the proposed transfer to each Transferee. The Transfer Notice shall be signed by both the Holder and the proposed Transferee and must constitute a binding commitment of the Holder and the proposed Transferee for the transfer of the Shares to the proposed Transferee subject to the terms and conditions of this Agreement.
(b)    Bona Fide Transfer. If the Company determines that the information provided by the Holder in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Holder written notice of the Holder’s failure to comply with the procedure described in this Section 5, and the Holder shall have no right to transfer the Shares acquired upon settlement of the RSUs without first complying with the procedure described in this Section 5. The Holder shall not be permitted to transfer the Shares if the proposed transfer is not bona fide.

(c)    Right of First Refusal. The Company shall have the right to purchase (the “Right of First Refusal”) all or less than all, of the Shares acquired upon settlement of the RSUs which are described in the Transfer Notice (the “Offered Shares”) in accordance with the applicable provisions of Article IX of the Company’s Amended and Restated Bylaws (or any successor provision) (as in effect from time to time, the “Bylaws”).
(d)    Assignment. Whenever the Company shall have the right to purchase Shares acquired upon settlement of the RSUs under this Right of First Refusal, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations, to exercise all or a part of the Company’s Right of First Refusal.
(e)    Termination of Right of First Refusal. The provisions of this Right of First Refusal shall terminate as to all Shares acquired upon settlement of the RSUs upon the Registration Date.
(f)    Additional Shares or Substituted Securities. In the event of any transaction described in Sections 10 or 11 of the Plan, any new, substituted or additional securities or other property which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Right of First Refusal, but only to the extent the Shares are at the time covered by such right.
SECTION 6. RESTRICTIONS ON DISPOSITION OF SHARES.
(a)    Disposition Restrictions. The Holder shall not make a disposition of any of the Shares acquired upon settlement of the RSUs, unless and until (i) the Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii) the Holder shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration or qualification of such Shares under applicable U.S. federal, state or foreign securities laws or (B) appropriate action necessary for compliance with the applicable U.S. federal, state or foreign securities laws has been taken or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this Section 6.
(b)    Permitted Transfers. The Holder may not sell, assign, transfer, pledge, encumber or in any manner dispose of (“Transfer”) any Shares acquired upon settlement of the RSUs, whether voluntarily or by operation of law, or by gift or otherwise, other than by means of a “Permitted Transfer,” as such term is defined in Article XII of the Amended and Restated Bylaws (such restrictions, the “Transfer Restrictions”). If a proposed Transfer is a Permitted Transfer, or the Holder is seeking to have the Transfer deemed a Permitted Transfer by the Board, the Holder must email [***]@li.me with the subject line “Stock Transfer Request” to request the Transfer, and, if applicable, that the Board approve the Transfer as a Permitted Transfer, such approval to be at the sole and absolute discretion of the Board. As a condition of any such Transfer, each Transferee must agree in writing on a form prescribed by the Company to be bound by all of the restrictions imposed on such Shares to the same extent as they apply to the Holder. All approved transfers are subject to a US$5,000 transfer fee payable by the Holder to reimburse the Company for the Company’s related legal expenses.

SECTION 7. RESTRICTIONS ON LISTING.
The Shares acquired upon settlement of the RSUs may not be listed on any secondary market, share marketplace, trading platform, bulletin board, quotation system, or the like, without the prior written consent of the Company (the “Listing Restrictions”).
SECTION 8. ADDITIONAL SHARES OR SUBSTITUTED SECURITIES.
Any securities or cash received (other than a regular cash dividend) as the result of ownership of the Shares acquired upon settlement of the RSUs (the “Additional Securities”), including, but not by way of limitation, warrants, options and securities received as a stock dividend or stock split, or as a result of any transaction described in Section 10 or 11 of the Plan, shall be subject to the same conditions and restrictions as the Shares with respect to which they were issued, including, without limitation, the Vesting Schedule set forth in the Grant Notice, the Right of First Refusal, Transfer Restrictions, and Listing Restrictions in the same manner as the Shares with respect to which they relate. You shall be entitled to direct the Company to exercise any warrant or option received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but you may not direct the Company to sell any such warrant or option. If Additional Securities consist of a convertible security, you may exercise any conversion right, and any securities so acquired shall constitute Additional Securities. In the event of any change in certificates evidencing the Shares or the Additional Securities by reason of any recapitalization, reorganization or other transaction that results in the creation of Additional Securities, the escrow holder is authorized to deliver to the issuer the certificates evidencing the Shares or the Additional Securities in exchange for the certificates of the replacement securities.
SECTION 9. ADDITIONAL RESTRICTIONS APPLICABLE TO SHARES.
(a)    Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any State or any other Applicable Laws. You (or the beneficiary or your personal representative in the event of your death or incapacity, as the case may be) shall deliver to the Company any representations or other documents or assurances as the Company may deem necessary or reasonably desirable to ensure compliance with all applicable legal and regulatory requirements.
(b)    Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, you or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 9(b). This Section 9(b) shall not apply to Shares registered in the public offering under the Securities Act.
(c)    Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Agreement, the Grant Notice or the Plan, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(d)    Investment Intent at Grant. You represent and agree that the Shares to be acquired upon settlement of the RSUs will be acquired for investment, and not with a view to the sale or distribution thereof.
(e)    Investment Intent at Settlement. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, you shall represent and agree at the time of issuance that the Shares being acquired upon settlement of the RSUs are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.
(f)    Rights of the Company. The Company shall not be required to (i) transfer on its books any Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Shares, or otherwise to accord voting, dividend or liquidation rights to, any Transferee to whom Shares have been transferred in contravention of this Agreement.
(g)    No Registration Rights. The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other Applicable Laws. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any Applicable Laws.

(h)    Legends. All certificates evidencing the Shares issued under this Agreement shall bear the following legend:
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK UNIT AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES. THE TRANSFER RESTRICTIONS SET FORTH IN SUCH RESTRICTED STOCK UNIT AGREEMENT PROVIDE THAT, AMONG OTHER THINGS, (A) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF SUCH RESTRICTED STOCK UNIT AGREEMENT, (B) THAT THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SECURITIES THAT DOES NOT COMPLY WITH SUCH TRANSFER RESTRICTIONS, AND (C) THAT THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE LISTED ON ANY SECONDARY MARKET OR TRADING PLATFORM WITHOUT THE COMPANY’S PRIOR WRITTEN CONSENT. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH RESTRICTED STOCK UNIT AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.
THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE BYLAWS OF THE COMPANY, WHICH INCLUDE, AMONG OTHER THINGS, RESTRICTIONS ON TRANSFER. COPIES OF THE BYLAWS OF THE COMPANY MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

All certificates evidencing Shares issued under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any Applicable Laws):
THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.
If required by the authorities of any State in connection with the issuance of the Shares, the legend or legends required by such State authorities shall also be endorsed on all such certificates.
(i)    Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares issued under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.
(j)    Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 9 shall be conclusive and binding on you and all other persons.
SECTION 10. ADJUSTMENTS OF SHARES.
In the event of any transaction described in Section 10 of the Plan, the terms of the RSUs, (including, without limitation, the number and kind of shares subject to the RSUs) shall be adjusted as set forth in Section 10 of the Plan. In the event of a Corporate Transaction or Change in Control, the RSUs shall be subject to Section 11 of the Plan, provided that any action taken must either preserve the exemption of the RSUs from Section 409A of the Code or comply with Section 409A of the Code. Any additional RSUs and any new, substituted or additional shares, cash or other property that become subject to this award as a result of any such transaction shall be subject to the same conditions and restrictions as applicable to the RSUs to which they relate.
SECTION 11. MISCELLANEOUS PROVISIONS.
(a)    Successors and Assigns. Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon you and your legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

(b)    No Retention Rights. Nothing in this Agreement or in the Plan shall confer upon you the right to remain in Continuous Service in any capacity for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Related Entity employing or retaining you) or you, which rights are hereby expressly reserved by each, to terminate your Continuous Service at any time and for any reason, with or without cause.
(c)    Notice. Any notice required or permitted by the terms of this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.
(d)    Effect on Other Employee Benefit Plans. The value of your RSUs and the Shares issuable thereunder shall not be included as compensation, earnings, salaries, or other similar terms used when calculating benefits under any employee benefit plan (other than the Plan) sponsored by the Company or Related Entity, except as such plans otherwise expressly provide.
(e)    Entire Agreement. The Grant Notice, this Agreement and the Plan constitute the entire understanding between you and the Company regarding the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof. The Company may, however, unilaterally waive any provision hereof or of the Grant Notice in writing to the extent such waiver does not adversely affect your interests hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
(f)    Governing Law; Severability. This Agreement is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.
SECTION 12. ACKNOWLEDGEMENTS.
(a)    Electronic Delivery of Documents. You hereby agree to accept by email all documents relating to the Company, the Plan or this award and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify you by email of their availability. You acknowledge that you may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with your ability to access the documents. This consent shall remain in effect until this award expires or until you give the Company written notice that it should deliver paper documents.
(b)    No Notice of Expiration Date. You agree that the Company and its officers, employees, attorneys and agents do not have any obligation to notify you prior to the expiration of this award, regardless of whether this award will expire at the end of its full term or on an earlier date. You further agree that you have the sole responsibility for monitoring the expiration of this award. This Section 12(b) shall supersede any contrary representation that may have been made, orally or in writing, by the Company or by an officer, employee, attorney or agent of the Company.
(c)    Plan Discretionary. You understand and acknowledge that (i) the Plan is entirely discretionary, (ii) the Company and your employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of an award does not in any way create any contractual or other right to receive additional grants of awards (or benefits in lieu of awards) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when awards will be granted, the number of shares of Common Stock offered, and the vesting conditions, will be at the sole discretion of the Company.
(d)    Termination of Continuous Service. You understand and acknowledge that participation in the Plan ceases upon your termination of Continuous Service for any reason, except as explicitly provided in the Plan or this Agreement.
(e)    Extraordinary Compensation. The value of this award shall be an extraordinary item of compensation outside the scope of your employment contract, if any, and shall not be considered a part of your normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.
(f)    Authorization to Disclose. You hereby authorize and direct your employer to disclose to the Company or any Subsidiary any information regarding your employment, the nature and amount of your compensation and the fact and conditions of your participation in the Plan, as your employer deems necessary or appropriate to facilitate the administration of the Plan.
(g)    Personal Data Authorization. You consent to the collection, use and transfer of personal data as described in this Section 12(g). You understand and acknowledge that the Company, your employer and the Company’s other Subsidiaries hold certain personal information regarding you for the purpose of managing and administering the Plan, including (without limitation) your name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any shares of Common Stock or directorships held in the Company and details of all awards or any other entitlements to shares of Common Stock awarded, canceled, exercised, vested, unvested or outstanding in your favor (the “Data”). You further understand and acknowledge that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of your participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan. You understand and acknowledge that the recipients of Data may be located in the United States or elsewhere. You authorize such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering your participation in the Plan, including a transfer to any broker or other third party with whom you elect to deposit shares of Common Stock acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares of Common Stock on your behalf. You may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Section 12(g) by contacting the Company in writing.
(h)    Administration. You hereby agree that any question or dispute regarding the administration or interpretation of this Agreement shall be submitted by you or by the Company to the Administrator. The resolution of such a question or dispute by the Administrator shall be final and binding on all persons.
SECTION 13. DEFINITIONS.
(a)    “Company” means Neutron Holdings, Inc., a Delaware corporation.
(b)    “Date of Grant” means the date specified in the Grant Notice, which date shall be the later of (i) the date on which the Board resolved to grant the RSUs to you, or (ii) your first date of Continuous Service.
(c)    “Direct Listing” means the listing and public trading of the Shares on the New York Stock Exchange, Nasdaq Stock Market, or similar national exchange outside the United States.
(d)    “Expiration Date” means the expiration date of the RSUs as set forth in the Grant Notice.
(e)    “Grant Notice” means the Notice of Restricted Stock Unit Award to which this Agreement is attached.
(f)    “IPO” means the first firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale by the Company of its equity securities, as a result of or following which the Shares shall be publicly held.
(g)    “IPO Date” means the date on which the IPO occurs.
(h)    “Liquidity Event Requirement” means the requirement that the Company complete an IPO, Sale Event or Direct Listing. The Liquidity Event Requirement will be deemed satisfied (as to any then-outstanding RSUs that have not theretofore been terminated pursuant to Section 2 of the Agreement) on the earlier to occur of: (i) an IPO, (ii) Direct Listing, or (iii) a Sale Event.
(i)    “Plan” means the Neutron Holdings, Inc. 2017 Stock Incentive Plan, as amended.

(j)    “Right of First Refusal” means the Company’s right of first refusal described in Section 5.
(k)    “RSUs” means the Restricted Stock Units granted to you by the Company as set forth in the Grant Notice.
(l)    “Sale Event” means the consummation of the following transactions in which holders of Shares receive cash and/or marketable securities tradable on an established national or foreign securities exchange: (i) a sale of all or substantially all of the assets of the Company determined on a consolidated basis to an unrelated person or entity; (ii) a merger, reorganization, or consolidation involving the Company in which the shares of voting stock of the Company outstanding immediately prior to such transaction represent or are converted into or exchanged for securities of the surviving or resulting entity immediately upon completion of such transaction which represent less than 50% of the outstanding voting power of such surviving or resulting entity; or (iii) the acquisition of 60% or more of the outstanding voting stock of the Company in a single transaction or series of related transactions by a person or group of persons. For the avoidance of doubt, an initial public offering, any subsequent public offering, another capital raising event, and a merger effected solely to change the Company’s domicile shall not constitute a “Sale Event.” In addition, a transaction shall not constitute a Sale Event unless such transaction also qualifies as an event under Treasury Regulation Section 1.409A-3(i)(5)(v) (change in the ownership of a corporation), Treasury Regulation Section 1.409A-3(i)(5)(vi) (change in the effective control of a corporation), or Treasury Regulation Section 1.409A-3(i)(5)(vii) (change in the ownership of a substantial portion of a corporation’s assets).
(m)    “Securities Act” means the Securities Act of 1933, as amended.
(n)    “Share” means a share of the Common Stock of the Company, as adjusted in accordance with Section 10 of the Plan (if applicable).
(o)    “Stock” means the Common Stock of the Company.
(p)    “Time-Based Requirement” means the requirement to provide Service over the period of time set forth in the Grant Notice.
(q)    “Transfer Notice” means the notice of a proposed transfer of Shares described in Section 5(a).
(r)    “Transferee” means any person to whom you have directly or indirectly transferred any of your rights under this Agreement.
(s)    “Vesting Date” means the first date on or before the Expiration Date upon which both the Time-Based Requirement and the Liquidity Event Requirement are satisfied.